SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-2


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2002



                                 REMOTEMDX, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-23153

         Utah                                      87-0543981
(State of Incorporation)            (I.R.S. Employer Identification No.)


     5095 West 2100 South
     Salt Lake City, Utah                            84120
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (801) 974-9474

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Item 4.  Changes in Registrant's Certifying Accountant

On or about May 22, 2002, RemoteMDx, Inc. filed a Current Report, as amended, on Form 8-K to report the dismissal of Arthur Andersen LLP as its auditor. At the time the report was filed, the company had not engaged the services of a new auditor.

This report is filed to amend the previously filed Current Report by disclosing that the company has now engaged Tanner + Co., as of July 3, 2003, as its independent public accountant for the fiscal year ended September 30, 2002 and for the fiscal year ending September 30, 2003, effectively immediately.

The Audit Committee of the company's board of directors has approved this appointment.

As reported previously:

         (a) On May 13, 2002, RemoteMDx dismissed Arthur Andersen LLP as the independent public accountant to audit RemoteMDx's consolidated financial statements. The decision to dismiss Arthur Andersen LLP was approved by the board of directors of RemoteMDx.

         (b) The Audit Committee of RemoteMDx had not engaged a new independent public accountant, but was in the process of soliciting bids from potential independent public accountants. The Audit Committee has now engaged Tanner + Co. as independent public accountant for the company. During the period from the date of Andersen's engagement as our independent public accountants to and through the date of this Report, the Company did not consult with Tanner + Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


         (c) Arthur Andersen's report on RemoteMDx's financial statements for the fiscal year ended September 30, 2001 (the last fiscal year for which a report was filed) did not contain an adverse opinion or a disclaimer of opinion. However, Arthur Andersen's report was modified for uncertainty as to whether RemoteMDx would continue as a going concern. There was no qualification or modification as to audit scope or accounting principles. During RemoteMDx's most recent fiscal year and the subsequent interim period preceding Arthur Andersen's dismissal on May 13, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make a reference to the subject matter of the disagreements in connection with its report. No disagreements have arisen in the period since the date of Arthur Andersen's dismissal.

         (d) None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred during the fiscal year ended September 30, 2001 or within the interim period through the date of this report.

         (e) The Company has provided Arthur Andersen with a copy of the foregoing disclosures. A letter from Arthur Andersen addressed to the Securities and Exchange Commission pursuant to Regulation S-B, Item 304(a)(3) was included as Exhibit 16 to this Form 8-K as originally filed. Arthur Andersen has advised us that they will not update that letter.


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         No exhibits are filed with this amended report. The following exhibits were filed as part of this report as originally filed.

16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 25, 2002, regarding its agreement with the statements made in paragraph 4 of the current report on Form 8-K. [PREVIOUSLY FILED.]


                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned thereunto duly authorized.

                                    REMOTEMDX, INC.
                                    (Registrant)


                              /s/ Michael G. Acton
                                    -------------------------------
Date: July 3, 2003                     Michael G. Acton
                                    Chief Financial Officer